10 Expenses by nature (Details Narrative) - ARS ($) $ in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Expenses By Nature
Description of technical service quality-related penalties	Includes recovery of technical service quality-related penalties of six-month control periods Nos. 47 and 48 for $ 700.8 million, due to the fact that quality levels were better than estimated.
Expenses capitalized in property, plant and equipment	$ 1,846.0	$ 1,533.5	$ 2,137.9